CNA Financial Corporation First Quarter 2026 Results May 4, 2026

Notices and Disclaimers Forward Looking Statements The statements made in the course of this presentation and/or contained in the presentation materials may include statements that relate to anticipated future events (forward-looking statements) rather than actual present conditions or historical events. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. Forward-looking statements, by their nature, are subject to a variety of inherent risks and uncertainties that could cause actual results to differ materially from the results projected. Many of these risks and uncertainties cannot be controlled by CNA. For a detailed description of these risks and uncertainties, please refer to CNA’s filings with the Securities and Exchange Commission available at cna.com. Any forward-looking statements and other financial information contained in this presentation speak only as of the date hereof. Further, CNA does not have any obligation to update or revise any forward-looking statement made in the course of this presentation and/or contained in the presentation materials even if CNA’s expectations or any related events, conditions or circumstances change. Reconciliation of GAAP Measures to Non-GAAP Measures This earnings presentation contains financial measures that are not in accordance with accounting principles generally accepted in the United States of America (GAAP). Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. The Company believes the presentation of these measures provides investors with a better understanding of the significant factors that comprise the Company's operating performance. Reconciliations of these measures to the most comparable GAAP measures can be found in the Appendix to this presentation. For additional information, please refer to CNA's filings with the Securities and Exchange Commission, available at cna.com Available Information and Risk Factors CNA files annual, quarterly and current reports and other information with the SEC. The SEC filings are available on the CNA website (cna.com) and at the SEC's website (sec.gov). These filings describe some of the more material risks we face and how these risks could lead to events or circumstances that may have a material adverse effect on our business, financial condition, results of operations or cash flows. You should review these filings as they contain important information about CNA and its business. "CNA" is a registered trademark of CNA Financial Corporation. Certain CNA Financial Corporation subsidiaries use the "CNA" trademark in connection with insurance underwriting and claims activities. Copyright © 2026 CNA. All rights reserved. 2

First Quarter Overview • Net income of $211 million versus $274 million in the prior year quarter; core income of $225 million versus $281 million in the prior year quarter. • P&C core income of $248 million versus $311 million, reflects lower underlying underwriting results and unfavorable prior period development partially offset by higher investment income. • Life & Group core loss of $9 million versus core income of $6 million in the prior year quarter. • Corporate & Other core loss of $14 million versus $36 million in the prior year quarter. • Net investment income of $610 million, reflects an $18 million increase from fixed income securities and other investments to $568 million and a $12 million decrease from limited partnerships and common stock to $42 million. • P&C combined ratio of 102.2%, compared with 98.4% in the prior year quarter, including a 3.6 point impact related to catastrophes compared with 3.8 points in the prior year quarter. The current year quarter also includes an unfavorable impact of 4.1 points from net prior period development driven by excess casualty and professional E&O lines in recent accident years, compared to 2.5 points in the prior year quarter. • Catastrophe impacts of $97 million pretax in both the current and prior year quarters. • P&C underlying combined ratio was 94.5%, compared with 92.1% in the prior year quarter. P&C underlying loss ratio was 64.1% and the expense ratio was 29.9%. • P&C segments generated net written premium growth of 1% in the quarter. P&C renewal premium change of +3%, with written rate of +2%. • Book value per share of $40.13; book value per share excluding AOCI of $45.12, a 1% increase from year-end 2025 adjusting for $2.48 of dividends per share paid. • Board of Directors declares regular quarterly cash dividend of $0.48 per share. 3

Financial Performance 4 (In millions, except ratios and per share data) First Quarter 2026 2025 Change Revenues $3,677 $3,627 1 % Core income 225 281 (20) % Net income 211 274 (23) % Diluted earnings per common share: Core income $0.83 $1.03 (19) % Net income 0.78 1.00 (22) % Core ROE 7.2% 9.2% (2.0) pts Prudent actions taken in the quarter to strengthen reserves

Results reflect actions to increase reserves in current and recent prior accident years on certain long-tail lines, with improvement in expense ratio Property & Casualty Operations 5 (In millions, except ratios) First Quarter 2026 2025 Net written premiums $2,622 $2,606 NWP change (% year over year) 1 % Net earned premiums $2,598 $2,520 NEP change (% year over year) 3 % Underwriting (loss) gain ($59) $40 Loss ratio 71.8% 67.8 % Less: Effect of catastrophe impacts 3.6% 3.8 % Less: Effect of unfavorable development-related items 4.1% 2.5 % Underlying loss ratio 64.1% 61.5 % Expense ratio 29.9% 30.2 % Combined ratio 102.2% 98.4 % Underlying combined ratio 94.5% 92.1%

Property & Casualty Production Metrics Continued disciplined and nuanced execution across the portfolio 6 Property & Casualty Rate & Retention 2025 2026 Q1 Q2 Q3 Q4 Q1 4% 3% 3% 2% 2% 6% 5% 4% 4% 3% 86% 83% 81% 84% 83% Retention Renewal Premium Change Rate GWP ex. warranty captives ($M) $3,214 $3,518 $2,941 $3,309 $3,219 New Business ($M) $565 $645 $549 $589 $581 Specialty Rate 3% 3% 3% 3% 3% Retention 89% 86% 86% 85% 86% Commercial Rate 6% 5% 5% 3% 2% Retention 84% 81% 79% 82% 81% International Rate (2)% (4)% (6)% (5)% (4)% Retention 85% 86% 83% 88% 85%

Results reflect reserve strengthening in current and recent prior accident years on certain long-tail lines Specialty 7 (In millions, except ratios) First Quarter 2026 2025 Net written premiums $834 $842 NWP change (% year over year) (1) % Net earned premiums $852 $830 NEP change (% year over year) 3 % Underwriting (loss) gain ($24) $42 Loss ratio 68.7% 61.4 % Less: Effect of catastrophe impacts — % — % Less: Effect of unfavorable development-related items 5.9% 1.3 % Underlying loss ratio 62.8% 60.1 % Expense ratio 33.6% 33.4 % Combined ratio 102.7% 95.1 % Underlying combined ratio 96.8% 93.8%

Specialty Production Metrics Stable retention and rate with renewal premium change up one point, and new business up 13% from the prior year 8 Specialty Rate & Retention 2025 2026 Q1 Q2 Q3 Q4 Q1 4% 4% 4% 4% 5% 89% 86% 86% 85% 86%Retention Renewal Premium Change Rate GWP ex. warranty captives ($M) $989 $1,016 $1,051 $1,074 $994 New Business ($M) $112 $122 $131 $122 $127 FI & Mgmt Liability Rate (1)% 1% (1)% —% 1% Retention 89% 84% 86% 84% 88% Affinity Professional E&O Rate 2% 3% 2% 3% 3% Retention 93% 92% 88% 89% 86% Medical Malpractice Rate 7% 8% 9% 8% 8% Retention 85% 85% 83% 82% 82% Surety Net Written Premiums $204 $182 $193 $164 $185 Warranty & Alt. Risks Revenues $445 $446 $439 $434 $417 3%3% 3% 3% 3%

Commercial 9 (In millions, except ratios) First Quarter 2026 2025 Net written premiums $1,480 $1,498 NWP change (% year over year) (1) % Net earned premiums $1,412 $1,380 NEP change (% year over year) 2 % Underwriting loss ($49) ($17) Loss ratio 76.2% 73.0 % Less: Effect of catastrophe impacts 6.4% 6.3 % Less: Effect of unfavorable development-related items 4.0% 3.8 % Underlying loss ratio 65.8% 62.9 % Expense ratio 26.7% 27.6 % Combined ratio 103.5% 101.1 % Underlying combined ratio 93.1% 91.0 % Results reflect actions to increase reserves on current and recent prior accident years, predominantly in excess casualty, partially offset by a lower expense ratio

Commercial Production Metrics 10 Commercial Rate & Retention 2025 2026 Q1 Q2 Q3 Q4 Q1 6% 5% 5% 3% 2% 7% 6% 6% 5% 3% 84% 81% 79% 82% 81% Retention Renewal Premium Change Rate Gross Written Premiums ($M) $1,853 $2,065 $1,569 $1,846 $1,828 New Business ($M) $370 $420 $324 $377 $369 Middle Market Rate 4% 4% 3% 1% 1% Retention 84% 81% 79% 85% 84% Construction Rate 9% 10% 8% 8% 8% Retention 82% 81% 73% 79% 79% National Accounts Rate 5% —% 2% 1% (4)% Retention 88% 83% 86% 84% 81% Small Business Rate 5% 4% 5% 6% 5% Retention 82% 80% 76% 75% 76% Marine / Other Net Written Premiums $111 $115 $112 $124 $116 Continued double-digit rate increase in classes most impacted by social inflation, with negative rate in national accounts from a competitive large property market

International NWP growth ex. currency fluctuations up 7%, with consistently profitable results 11 (In millions, except ratios) First Quarter 2026 2025 Net written premiums $308 $266 NWP change (% year over year)1 16 % Net earned premiums $334 $310 NEP change (% year over year) 8 % Underwriting gain $14 $15 Loss ratio 61.0% 62.1 % Less: Effect of catastrophe impacts 1.2% 3.6 % Less: Effect of (favorable) unfavorable development-related items — % — % Underlying loss ratio 59.8% 58.5 % Expense ratio 34.9% 33.3 % Combined ratio 95.9% 95.4 % Combined ratio excl. catastrophes and development 94.7% 91.8% 1 Excluding currency fluctuations, NWP grew 7% for the first quarter of 2026.

Underwriting results are generally in line with expectations Life & Group 12 (In millions) First Quarter 2026 2025 Net earned premiums $103 $106 Total claims, benefits and expenses 344 330 Net investment income 224 226 Core (loss) income before income tax (17) 2 Income tax benefit 8 4 Core (loss) income ($9) $6

Pretax Net Investment Income Steady contributions from fixed income and limited partnerships 604 662 638 653 610 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Total CNAF Limited Partnership & Common Stock Highlights Fixed Income Securities 530 544 550 553 552 4.8% 4.9% 4.8% 4.9% 4.9% Fixed Income Effective Yield (Pretax) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 54 100 71 77 42 2.0% 3.6% 2.5% 2.7% 1.4% Limited Partnership & Common Stock Return (Pretax) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $M $M $M 13 • Net investment income from fixed income is up 4% year-over-year • Fixed income benefited from a larger invested asset base and the continued impact of favorable reinvested rates • Limited partnership and common stock returns driven by fourth quarter results from our lagged private equity funds

Investment Portfolio 151 AAA includes obligations of the U.S. Government, U.S. Government agencies and U.S. Government-sponsored enterprises. High quality, diversified and liquid investment portfolio • 88% of total invested assets are in fixed income securities • High-quality portfolio with an average credit rating of “A” • Duration well matched with insurance liabilities • Net unrealized loss increased from year-end driven by higher risk-free rates and wider credit spreads 6% 3% 3% 2% 2% 1% LPs & Common Stock Short Term & Other CMBS Mortgage Loans Other Fixed Income Preferred Stock Corporate & Other 51% Municipals 17% Other ABS 7% RMBS 8% Portfolio Composition Highlights Fixed Maturities by Rating AA 16% A 27% BBB 37% AAA 1 16% Non-IG 4% Effective Portfolio Duration Life & Group 9.5 yrs P&C and Corporate 4.6 yrs Total 6.3 yrs

Capital • Financial strength and credit ratings from AM Best were upgraded in Dec. 2025 and outlook was revised to stable; ratings from S&P and Fitch have been affirmed with stable outlooks in the past six months; Moody's rating outlook was changed to positive in Nov. 2024 • Statutory surplus remains very strong • Adjusting for dividends, book value per share ex AOCI increased 1% Leverage • Debt maturity schedule is termed out to effectively manage refinancing • Next debt maturity of $500M in the third quarter of 2027 Liquidity • Ample liquidity at both holding and operating company levels to meet obligations Financial Strength Conservative capital and debt profile support business objectives (In millions, except per share data) Mar 31, 2026 Dec 31, 2025 Debt $2,972 $2,971 Stockholders' equity 10,857 11,621 Total capital $13,829 $14,592 AOCI (1,349) (1,098) Capital ex AOCI $ 15,178 $ 15,690 BVPS ex AOCI $45.12 $46.99 Dividends per share (YTD) $2.48 $3.84 Debt-to-capital 21.5% 20.4 % Debt-to-capital ex AOCI 19.6% 18.9 % Statutory surplus 11,052 $11,578 Holding company liquidity 1 $906 $1,048 15 1 Includes $250 million available under credit facility

APPENDIX 16

Results for the Three Months Ended March 31 2026 2025 Net income $211 $274 Less: Net investment losses (14) (7) Core income $225 $281 Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of net investment gains or losses and gains or losses resulting from pension settlement transactions. Net investment gains or losses are excluded from the calculation of core income (loss) because they are generally driven by economic factors that are not necessarily reflective of our primary operations. The calculation of core income (loss) excludes gains or losses resulting from pension settlement transactions as they result from decisions regarding our defined benefit pension plans which are unrelated to our primary operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure and management believes some investors may find this measure useful to evaluate our primary operations. Reconciliation of Net Income (Loss) per Diluted Share to Core Income (Loss) per Diluted Share Results for the Three Months Ended March 31 2026 2025 Net income per diluted share $0.78 $1.00 Less: Net investment losses (0.05) (0.03) Core income per diluted share $0.83 $1.03 Core income (loss) per diluted share provides management and investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core income (loss). Core income (loss) per diluted share is core income (loss) on a per diluted share basis. 17 Reconciliation of Net Income (Loss) to Core Income (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

18 Underwriting gain (loss) is deemed to be a non-GAAP financial measure and is calculated pretax as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and insurance related administrative expenses. Net income (loss) is the most directly comparable GAAP measure. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities which are managed separately from our investing activities. Underlying underwriting gain (loss) is also deemed to be a non-GAAP financial measure, and represents pretax underwriting results excluding catastrophe-related reinstatement premiums, catastrophe losses and development-related items. Management believes some investors may find this measure useful to evaluate the profitability, before tax, derived from our underwriting activities, excluding the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The following tables present reconciliations of net income to core income, underwriting (loss) gain and underlying underwriting gain for our Property & Casualty Operations: Results for the Three Months Ended March 31, 2026 (In millions) Specialty Commercial International Property & Casualty Net income $ 95 $ 105 $ 36 $ 236 Net investment losses, after tax 4 7 1 12 Core income $ 99 $ 112 $ 37 $ 248 Less: Net investment income 142 190 43 375 Non-insurance warranty revenue (expense) 18 — — 18 Other revenue (expense), including interest expense (11) (2) (2) (15) Income tax expense on core income (26) (27) (18) (71) Underwriting (loss) gain (24) (49) 14 (59) Catastrophe-related reinstatement premiums — 9 — 9 Catastrophe losses — 84 4 88 Effect of unfavorable development-related items 50 56 — 106 Underlying underwriting gain $ 26 $ 100 $ 18 $ 144 Reconciliation of Net Income to Underwriting Gain (Loss) and Underlying Underwriting Gain (Loss) Reconciliation of GAAP Measures to Non-GAAP Measures

19 Results for the Three Months Ended March 31, 2025 (In millions) Specialty Commercial International Property & Casualty Net income $ 149 $ 124 $ 38 $ 311 Net investment losses (gains), after tax 1 — (1) — Core income $ 150 $ 124 $ 37 $ 311 Less: Net investment income 151 177 34 362 Non-insurance warranty revenue (expense) 12 — — 12 Other revenue (expense), including interest expense (14) (2) 1 (15) Income tax expense on core income (41) (34) (13) (88) Underwriting gain (loss) 42 (17) 15 40 Catastrophe-related reinstatement premiums — — — — Catastrophe losses — 86 11 97 Effect of unfavorable development-related items 10 53 — 63 Underlying underwriting gain $ 52 $ 122 $ 26 $ 200 The underlying loss ratio excludes the impact of catastrophe-related reinstatement premiums, catastrophe losses and development-related items from the loss ratio. The underlying combined ratio is the sum of the underlying loss ratio, the expense ratio and the dividend ratio. The underlying loss ratio and the underlying combined ratio are deemed to be non-GAAP financial measures, and management believes some investors may find these ratios useful to evaluate our underwriting performance since they remove the impact of catastrophes, which are unpredictable as to timing and amount, and development-related items as they are not indicative of our current year underwriting performance. The components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio for Property & Casualty, Specialty, Commercial and International segments are set forth on pages 5, 7, 9 and 11, respectively. Components to reconcile the combined ratio and loss ratio to the underlying combined ratio and underlying loss ratio Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures The following table presents a reconciliation of net loss to core (loss) income for our Life & Group segment: Results for the Three Months Ended March 31 (In millions) 2026 2025 Net loss $ (11) $ (1) Net investment losses, after tax 2 7 Core (loss) income $ (9) $ 6 The following table presents a reconciliation of net loss to core loss for our Corporate & Other segment: Results for the Three Months Ended March 31 (In millions) 2026 2025 Net loss $ (14) $ (36) Net investment losses (gains), after tax — — Core loss $ (14) $ (36) 20

March 31, 2026 December 31, 2025 Book value per share $40.13 $42.93 Less: Per share impact of AOCI (4.99) (4.06) Book value per share excluding AOCI $45.12 $46.99 Book value per share excluding AOCI allows management and investors to analyze the amount of the Company's net worth primarily attributable to the Company's business operations. The Company believes this measurement is useful as it reduces the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Calculation of Return on Equity and Core Return on Equity Results for the Three Months Ended March 31 ($ millions) 2026 2025 Annualized net income $845 $1,096 Average stockholders' equity including AOCI (a) 11,239 10,396 Return on equity 7.5% 10.5 % Annualized core income $901 $1,125 Average stockholders' equity excluding AOCI (a) 12,462 12,284 Core return on equity 7.2% 9.2 % Core return on equity provides management and investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to its business operations. a Average stockholders' equity is calculated using a simple average of the beginning and ending balances for the period. 21 Reconciliation of Book Value per Share to Book Value per Share Excluding AOCI Reconciliation of GAAP Measures to Non-GAAP Measures